Exhibit 99.2

2020 First Quarter Ron Delia Managing Director & CEO Michael Ca CFO Results 7 November 2019 8 November 2019 NYSE: AMCR | ASX: AMC

Disclaimers Cautionary Statement Regarding Forward-Looking Statements This presentation contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Amcor plc (“Amcor or the “Company”) has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Such statements are based on the current expectations of the management of Amcor, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor or any of its respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results and projections made herein to differ from expectations include, but are not limited to: failure to realize the anticipated benefits of the acquisition of Bemis Company, Inc. (“Bemis”), and the cost synergies related thereto; failure to successfully integrate Bemis’ business and operations in the expected time frame or at all; integration costs related to the acquisition of Bemis; the loss of key customers or a reduction in production requirements of key customers; fluctuations in consumer demand patterns; significant competition in the industires and regions in which Amcor operates; Amcor’s inability to expand its business; the potential loss of intellectual property rights; price fluctuations or shortages in the availability of raw materials, energy and other inputs; disruptions to production and supply; costs and liabilities related to current and future environmental, health and safety regulations; the possibility of labor disputes; uncertainties related to future dividend payments and share buy-backs; fluctuations in our credit ratings; other risks related to the business, including the effects of industry, economic or political conditions, legal and regulatory proceedings, interest rates, exchange rates and international operations; disruptions to the financial or capital markets; and other risks and uncertainties identified from time to time in Amcor’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1A. “Risk Factors” of Amcor’s annual report on Form 10-K for the fiscal year ended June 30, 2019. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP financial information and prior year financial information Included in this presentation are measures of financial performance that are not calculated in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"). These measures include EBITDA and adjusted EBITDA (calculated as earnings before interest, tax, depreciation and amortization), EBIT and adjusted EBIT (calculated as earnings before interest and tax), net income and adjusted net income, earnings per share and adjusted earnings per share, free cash flow and adjusted free cash flow, adjusted cash flow after dividends, net debt, and any ratios related thereto. Amcor believes that these non-GAAP financial measures are useful to enable investors to perform comparisons of current and historical performance of the Company. These non-GAAP financial measures should not be considered as an alternative to results determined in accordance with U.S. GAAP. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided in the Appendix. Additional important information regarding non-GAAP financial measures is included in Amcor’s earnings press release, also issued today. On 11 June 2019, the all-stock acquisition of Bemis Company, Inc. was completed. Amcor was determined to be the acquirer for accounting purposes and as a result, financial information prepared under U.S. GAAP for periods prior to the completion date reflect the historical financial information for the legacy Amcor business only. Financial information included in this release and described as “Combined” represent the addition of Amcor and Bemis individual results for the quarter ended 30 September 2018, after adjusting for (1) accounting policy alignment, (2) elimination of the effect of events that are directly attributable to the combination (e.g., one-time transaction costs), (3) elimination of the effect of consummated and identifiable divestitures agreed to with certain regulatory agencies as a condition of approval for the transaction, and (4) items which management considers are not representative of ongoing operations. 2

Safety Everything we do starts and ends with Safety (1) • • • 53% of Amcor sites injury free for >12 months (2) Recordable Case Frequency Rate at 3.6 Focus on aligning Bemis sites with Amcor practices (1)As of 30 September 2019 (2)Recordable cases per 1,000,000 hours worked. Based on Q1 Fiscal 2020

Key messages for today 1. 2. 3. 4. Solid start to the fiscal year Bemis integration on track Momentum on sustainability Reaffirmed fiscal 2020 outlook 4 results(1) First quarter 10.7% $335m 13.4c Quarterly dividend 11.5 cps Cashflow improved in line with expectations Repurchased 5.8m shares +110 bps EBIT margin +10% EBIT +15% EPS Growth vs prior year (constant currency) Organic growth and synergies (1)Non-GAAP measures exclude items which management considers are not representative of ongoing operations. Further details relate d to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix 5 results(1) First quarter segment $291m 12.0% $71m 9.9% • Volume growth in North America and favourable mix Volumes in line in Latin America with unfavourable mix Strong cost management • Higher sales and volumes in North America and Western Europe Synergy benefits Strong cost management • • • • +110 bps EBIT margin +3% EBIT +50 bps EBIT margin +9% EBIT Organic growth in both Flexibles and Rigid Packaging (1)Non-GAAP measures exclude items which management considers are not representative of ongoing operations. Further details relate d to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section 6 Rigid Packaging Flexibles

Bemis acquisition: Cost synergies of ~$10m in the first quarter track to deliver $180 million(1) On by end of year three Estimated realization ($m): Generated from the following areas: 100% 40% 180 FY 2020FY 2021 FY 2022 ProcurementOperationsG&A & other costs Total cost synergies Synergy momentum and EBIT contribution expected to build through fiscal 2020 (1) Pre-tax annual net cost synergies. 7 20% 40% 130 65

# Guidance for 2020 fiscal year reaffirmed

| | FY19 combined[(1)] | FY20 | Estimated constant currency Δ% |
|---|---|---|---|
| Adjusted EPS (cps) in constant currency terms | 58.2 cents | 61.0 - 64.0 cents[(2)] | **5 - 10%** |
| Pre-tax synergy benefits | | $65 million | |
| Cash flow after dividends (before cash integration costs)<br>(Cash flow will vary materially quarter to quarter and compared with combined prior year) | | $300 - $400 million | |
| Cash integration costs | | ~$100 million | |

| Additional guidance metrics for the 2020 fiscal year | FY20 |
|---|---|
| General corporate expenses in constant currency terms | $160 - $170 million |
| Net interest costs in constant currency terms | $230 - $250 million |
| Adjusted effective tax rate | 21 - 23% |

In Rigid Packaging, Q2 FY2019 results benefited from exceptionally strong volume and mix during what is typically the seasonally low quarter for the year. As a result, the company expects Rigid Packaging's earnings in Q2 FY2020 to be lower than the prior year as trading resumes a more normal seasonal pattern. These expectations had been incorporated into Amcor's FY 2020 Outlook, which remains unchanged.

Note: Reconciliations of the 2020 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for FY2020 have not been completed.
(1) Unaudited combined Amcor and Bemis result. Excludes (1) results from flexible packaging plants in Europe and the United States which were required to be sold in order to secure anti-trust approval for the Bemis acquisition and (2) preliminary purchase accounting impact which will be finalised within one year.
(2) Implied constant currency EPS range calculated using average FY2019 exchange rates.

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amcor

Amcor Strategy Flexible Packaging Rigid Packaging Specialty Cartons Closures 9 THE leading global packaging company Our winning aspiration WINNING FOR CUSTOMERS, EMPLOYEES, INVESTORS AND THE ENVIRONMENT: Our differentiated capabilities THE AMCOR WAY: Our businesses FOCUSED PORTFOLIO:

Capital allocation framework Amcor Shareholder Value Creation Model Dividend (~ $750m) Historical yield of ~ 4% Strong, defensive cash flow Total shareholder value of 10-15% per annum with low volatility Reinvestment (~ $500m) Organic EPS growth of ~ 3-4% Acquisitions and/or buy-backs (~ $300-400m) EPS growth of ~ 2-7% Controllable levers in uncertain times: Organic growth, $180m synergies, $500m buy-back, compelling dividend 10

Our Sustainability “Point of View” There will always be a role for packaging Amcor is uniquely positioned to lead the way Requirements of packaging are increasing: end of life solutions / waste reduction are critical Responsible packaging is the answer Consumers want packaging to be: To innovate and develop new products To Preserve food and healthcare products Achieving less waste takes: Packaging Design • • • • Cost effective Convenient Easy to use Great looking AND • To collaborate with stakeholders To Protect consumers • Waste Management Infrastructure To inform the debate To Promote brands • Consumer Participation Sustainable, leading to LESS WASTE 11

There will always be a role for packaging Extending shelf life Reducing food waste Protecting the environment Food waste accounts for 8% of global GHG emissions Refrigerated Shelf Life in days 30% of food is wasted globally 4 Lettuce 14 3 Fresh red meat 21 If it were a country, food waste would be ranked 3rd for highest GHG emissions Fresh pasta 60 Cheese 180 Non-Modified Atmosphere Packaging Modified Atmosphere Packaging Sources: EPA.gov – “Reducing Wasted Food: How Packaging Can Help” ; Association for the Dutch Plastic Packaging Industry. Referenced by Goldman Sachs Equity Research. 12The Plastics Paradox – 17 July 2019; U.N. Food and Agriculture Organization (2018). Alternative pkg, % product waste Plastic pkg, % product waste Grams of CO2 Saved Steak 34% 18% 2,100 Cheese 5% 0.1% 41 Bread 11% 1% 148 Cress 42% 3% 186 2-2- 3 7

Requirements are increasing: end of life solutions are critical Consumers environmentally buying more Small price to pay friendly products <1cent Today vs 5 years ago US cents per bottle or 0.45% retail price 81% Next 5 years ~1cent 66%of global consumers (76% of millennials) US cents per container or 0.25% retail price Are willing to pay more for sustainable goods Sources: Accenture 2019, Nielsen 2016, Amcor analysis 13 72%

Responsible packaging is the answer Greenhouse gas emissions (Kg-CO2 equivalent) ‘000 Recycling rate (%) “A hysterical move to glass may be trendy but would have a dreadful impact on the carbon footprint of packaging.” -CEO Major Food and Personal Care Company Flexible packaging 5 0 “Glass and cans have much higher carbon footprints than recycled plastic so actually the sweet spot of the waste crisis and the climate crisis is actually recycled plastic.” -CEO Major Beverage Company 7 30 PET bottle Composite carton 6 10 Aluminium can 27 66 “Making packaging more recyclable is just as important as moving to new materials.” -Head of Sustainable Packaging Major Food and Beverage Company Glass bottle 26 33 Source: PTIS Global. 14

Amcor is uniquely positioned to lead the way Collaborating with stakeholders...Packaging Design, Waste Management, Consumer Participation THE RECYCLING PARTNERSHIP ELLEN MACARTHUR FOUNDATION MATERIALS RECOVERY FOR THE FUTURE amcor 15

Amcor is uniquely positioned to lead the way Innovating and developing new products Recycled content Lighter Weight Recyclable 100% PCR 21gr 18gr 200,000 tons reduction in virgin plastic by 2025 16

Summary Reaffirmed fiscal 2020 expectations; On track to deliver strong shareholder returns • • Continued progress against our priorities Bemis integration and synergy capture on track Capitalising on the increasing need to develop packaging that best protects the environment • 17

NYSE: AMCR | ASX: AMC

# Amcor: Global leader in consumer packaging


Rigid Packaging North America
#1
Flexibles North America
#1
Flexibles EMEA
#1
Flexibles Asia Pacific
#1
Rigid Packaging Latin America
#1
Flexibles Latin America
#1
#1
Specialty Cartons, Global


FY19 sales mix
46%
24%
3%
27%
North America
ANZ
Western Europe
Emerging Markets

**~$13B** Sales

**~$1.9B[1]** EBITDA

**>$1.4B[2]** Cash Flow

**~50,000** People

**~250** Sites

Note: Sales, EBITDA, cash flow, people and site information presented on a combined basis.
(1) Excludes estimated synergy benefits of $180 million expected to be realized by the end of the 2022 fiscal year.
(2) Adjusted combined cashflows before capital expenditure, dividends and transaction costs for FY19.

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amcor

Focused global portfolio USD 13bn combined sales by product type, end market and geography os 3% ust alia Other 14% Special cartons 9% & Z Emerging markets 27% Western Europe 24% PC Flexible packaging 67% Food 44% Rigid packaging 21% product type end market geography Healthcare 12% Beverage 24% North America 46% Notes: Reflects FY19 combined sales revenue which excludes results from flexible packaging plants in Europe and the United St ates which were required to be sold in order to secure anti-trust approval for the Bemis acquisition HPC is Home & Personal Care 20

# Amcor Flexibles overview

## Combined sales by region


11%
38%
36%
15%

- Europe, Middle East and Africa
- Asia Pacific
- North America
- Latin America

## Combined sales by end market


17%
6%
8%
54%
15%

- Food
- Healthcare
- Beverage
- Home & Personal care
- Other


AmLite
AmLite
AmLite
First Steps
Baby Cookies
SeaSteak
Sun-Dried Tomato & Basil Tuna
Flynn Farm
Chicken
amcor

| 2019 combined sales | 2019 combined Adjusted EBIT | Plants | Countries | Employees |
|---|---|---|---|---|
| USD 10.1bn | USD 1,239m | ~190 | 38 | ~43,000 |

Notes: Reflects FY19 combined sales revenue which excludes results from flexible packaging plants in Europe and the United States which were required to be sold in order to secure anti-trust approval for the Bemis acquisition
Non-GAAP measures exclude items which management considers are not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section

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amcor

Amcor Rigid Packaging overview Sales by geography Sales by product category 6% 19% 14% 29% North America USD 2.3bn sales 28% 13% Latin America USD 0.6bn sales 73% 81% 37% North America Latin America Cold fill beverage Hot fill beverage Specialty containers Closures Notes: Non-GAAP measures exclude items which management considers are not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section 22 2019 Sales 2019 Adjusted EBIT Plants Countries Employees USD 2.9bn USD 308m ~60 12 ~6,000

North America beverage North America beverage market volume mix – FY19 Amcor Rigid Packaging – FY19 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 45% 55% ARP volumes ARP margin Source: IRI Still water All other All Other NA Still water 23 8% 2%

2020 First Appendix Quarter Results 7 November 2 8 November 2 NYSE: AMCR | ASX: AMC

FX translation impact Combined net income exposures(1) currency Q120 currency impact EUR, 20-30% USD(2), 45-55% Other currencies(3), 20-30% (1) Approximate range based on FY19 estimated combined adjusted net income by currency. (2)Includes all businesses effectively managed as USD functional currency businesses. (3)Includes all currencies other than USD and EUR. Other currencies(3):USD Other currencies weighted average vs USD weakened for 1Q20 vs 1Q20 average rates $ million impact on adjusted net income for 1Q20 (0%) (0) EUR:USD Euro weakened vs USD. Average USD to EUR rate 1Q20 0.8599 vs 1Q19 0.8991 $ million impact on adjusted net income for 1Q20 (4%) (3) Total currency impact $ million Adjusted EBIT (4) Adjusted net income (3)

Reconciliations of non-GAAP financial measures Reconciliation of adjusted Earnings before interest and tax (EBIT), Net income and Earnings per share (EPS) us Net 7.7 7.7 0.4 2.5 2.5 0.2 Impairment in equity method investments 68.3 68.3 4.2 (1) Includes costs associated with the Bemis acquisition. (2) Includes Bemis and remedy adjustments.EPS also adjusts for new shares issued to complete the Bemis combination. amcor 26 Three months ended 30 September 2018 EPS (diluted Netus ($million)EBIT Incomecents) NetIncome attributable to Amcor98.498.48.5 Net income attributable to non controlling interests 3.1 (Income) / loss from disconUnued operations Tax expense 21.7 Interest expense. net 53.4 EBIT, Net income and EPS 176. 6 98.48.5 Material restructuring and related costs 10.110.10.9 Net investment hedge not qualifying for hedge accounting 2.72.7 0.2 Material transaction and other costs<1>5.35.3 0.5 Material impact of hyperinflation9.49.4 0.8 Amortisation of acquired intangibles4.84.8 0.4 Tax effect of above i tems (5.2) (0.4) AdJusted EBIT Net Income and EPS 211.4128.011.1 Combined Adjustments(2>98.564.2 0.7 Combined Adjusted EBIT, Net Income EPS 309. 9 192.211.8 Three months ended 30 September 2019 EPS (diluted EBIT Incomecents) 66.0 66.04.1 2.0 21.8 53.0 150.573.74. 5 17.317.31.1 83.683.65.2 15.415.40.9 (40.2)(2.5) 335.1218.113.4 335.1218.113.4

# Reconciliations of non-GAAP financial measures

**Reconciliation of adjusted EBIT by reporting segment**

| ($ million) | Three months ended 30 September 2018 Combined Flexibles | Rigid Packaging | Combined Other[1] | Total Combined | Three months ended 30 September 2019 Flexibles | Rigid Packaging | Other[1] | Total |
|---|---|---|---|---|---|---|---|---|
| **Net income attributable to Amcor** | | | | **98.4** | | | | **66.0** |
| Net income attributable to non controlling interests | | | | 3.1 | | | | 2.0 |
| (Income) / loss from discontinued operations | | | | - | | | | 7.7 |
| Tax expense | | | | 21.7 | | | | 21.8 |
| Interest expense, net | | | | 53.4 | | | | 53.0 |
| **EBIT** | **151.6** | **49.9** | **(24.9)** | **176.6** | **142.7** | **49.8** | **(42.0)** | **150.5** |
| Material restructuring and related costs | - | 10.1 | - | 10.1 | 13.7 | 3.3 | 0.3 | 17.3 |
| Impairment in equity method investments | - | - | 2.5 | 2.5 | - | - | - | - |
| Net investment hedge not qualifying for hedge accounting | - | - | 2.7 | 2.7 | - | - | - | - |
| Material transaction and other costs | - | - | 5.3 | 5.3 | 67.1 | 0.7 | 15.8 | 83.6 |
| Material impact of hyperinflation | 2.5 | 6.9 | - | 9.4 | - | 15.4 | - | 15.4 |
| Amortisation of acquired intangibles | 3.4 | 1.4 | - | 4.8 | 67.0 | 1.3 | - | 68.3 |
| **Adjusted EBIT** | **157.5** | **68.3** | **(14.4)** | **211.4** | **290.5** | **70.5** | **(25.9)** | **335.1** |
| Combined Adjustments[2] | 114.1 | - | (15.6) | 98.5 | - | - | - | - |
| **Combined Adjusted EBIT** | **271.6** | **68.3** | **(30.0)** | **309.9** | **290.5** | **70.5** | **(25.9)** | **335.1** |
| **Adjusted EBIT / sales %** | **10.9** | **9.4** | **-** | **9.6** | **12.0** | **9.9** | **-** | **10.7** |
| Average funds employed[3] | | | | | 8,641 | 1,765 | (91) | 10,315 |
| **Adjusted EBIT / average funds employed %** | | | | | **14.4** | **17.7** | **-** | **14.1** |

(1) Other includes equity in income (loss) of affiliated companies, net of tax and general corporate expenses.
(2) Includes Bemis and remedy adjustments.
(3) Average funds employed includes shareholders equity and net debt, calculated using a 4 quarter average and LTM adjusted EBIT.

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amcor

Reconciliations of non-GAAP financial measures Reconciliation of adjusted free cash flow and cash flow after dividends Three months ended 30 September 2018111 Three months ended 30 September 2019 ($million) Net cash provided from operating activities Net capital expenditure Material transaction related costs<21 (305.8) (112.8) (89.4) (115.4) 61.9 Adjusted free cash flow (before dividends)13> (418.6) (2.1) (142.9) (0.5) Dividends (420.7) (143.4) Adjusted cash flow after dividends (1) (2) (3) Adjusted financial result of the legacy Amcor busines from 1 July 2018 to 30 September 2018. Transaction costs related to the Bemis acquisition. Adjusted free cash flow excludes material transaction related costs because these cash flows are not considered to be directly related to the underlying business. Reconciliation of net debt ($million) 30 June 2019 30 September 2019 Cash and cash equivalents Short term debt Current portion of long term debt Long term debt excluding current portion of long term debt (601.6) 788.8 5.4 5,309.0 (480.2) 312.8 5.0 5,454.8 Net debt 5 501.6 5 292.4 amcor 28